                                                                    EXHIBIT 99.1











                           SOUTHFIRST BANCSHARES, INC.

                               SYLACAUGA, ALABAMA

                           SEPTEMBER 30, 2002 AND 2001

                           SOUTHFIRST BANCSHARES, INC.

                               SYLACAUGA, ALABAMA

                           SEPTEMBER 30, 2002 AND 2001


                                TABLE OF CONTENTS


INDEPENDENT AUDITORS' REPORT.............................................1


FINANCIAL STATEMENTS:

   Consolidated Statements of Financial Condition........................2

   Consolidated Statements of Operations...............................3-4

   Consolidated Statements of Stockholders' Equity.....................5-6

   Consolidated Statements of Cash Flows...............................7-8

   Notes to Consolidated Financial Statements.........................9-45

                          INDEPENDENT AUDITORS' REPORT


November 19, 2002





Board of Directors
SouthFirst Bancshares, Inc.
Sylacauga, Alabama


We have audited the accompanying consolidated statements of financial condition of SouthFirst Bancshares, Inc. and subsidiaries (the Company) as of September 30, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended September 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of SouthFirst Bancshares, Inc. and subsidiaries as of September 30, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 2002, in conformity with accounting principles generally accepted in the United States of America.



/s/ Jones & Kirkpatrick, P.C.

Certified Public Accountants

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

                 Consolidated Statements of Financial Condition
                           September 30, 2002 and 2001

                                                                                             2 0 0 2            2 0 0 1
                                                                                          -------------      -------------

                                     ASSETS
                                     ------

Cash and cash equivalents                                                                 $   8,122,898      $   6,020,186
Interest-bearing deposits in other financial institutions                                       883,262            898,533
Investment securities available for sale, at fair value                                      26,768,039         33,052,826
Loans receivable, net of allowance for loan losses of
  $854,013 in 2002 and $1,577,952 in 2001                                                    92,984,822        101,135,388
Loans held for sale at cost (which approximates fair value)                                   2,292,400            272,350
Foreclosed assets, net                                                                           79,983            257,883
Premises and equipment, net                                                                   4,867,235          4,765,878
Federal Home Loan Bank stock, at cost                                                         2,229,800          2,229,800
Accrued interest receivable                                                                     734,168            960,225
Other assets                                                                                  2,652,237          1,601,146
                                                                                          -------------      -------------

    Total Assets                                                                          $ 141,614,844      $ 151,194,215
                                                                                          =============      =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Liabilities:
  Deposits:
   Non-interest bearing                                                                   $   2,849,970      $   3,349,326
   Interest bearing                                                                          93,633,292         95,706,254
                                                                                          -------------      -------------
    Total deposits                                                                           96,483,262         99,055,580
  Advances by borrowers for property taxes and insurance                                        276,909            404,515
  Accrued interest payable                                                                      825,850          1,328,183
  Borrowed funds                                                                             29,057,611         35,605,000
  Accrued expenses and other liabilities                                                      1,092,829            518,398
                                                                                          -------------      -------------
    Total liabilities                                                                       127,736,461        136,911,676
                                                                                          -------------      -------------

Stockholders' equity:
  Common stock, $.01 par value, 2,000,000 shares authorized;
    989,868 shares issued and 800,911 shares outstanding in 2002;
    988,118 shares issued and 861,130 shares outstanding in 2001;                                 9,996              9,996
  Additional paid-in capital                                                                  9,819,676          9,814,268
  Treasury stock, at cost (183,574 shares in 2002; 116,018 shares in 2001)                   (2,407,231)        (1,648,439)
  Deferred compensation on common stock employee benefit plans                                 (324,060)          (383,442)
  Shares held in trust, at cost (9,775 shares in 2002 and 11,525 shares in 2001)               (107,161)          (126,411)
  Retained earnings                                                                           6,457,443          6,249,938
  Accumulated other comprehensive income                                                        429,720            366,629
                                                                                          -------------      -------------
    Total stockholders' equity                                                               13,878,383         14,282,539
                                                                                          -------------      -------------

  Commitments and contingencies (Note 14)                                                            --                 --
                                                                                          -------------      -------------

     Total Liabilities and Stockholders' equity                                           $ 141,614,844      $ 151,194,215
                                                                                          =============      =============

See accompanying notes to consolidated financial statements.

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

                      Consolidated Statements of Operations
                  Years Ended September 30, 2002, 2001 and 2000


                                                                       2 0 0 2          2 0 0 1            2 0 0 0
                                                                     -----------      ------------      ------------
Interest and dividend income:
   Interest and fees on loans                                        $ 6,827,657      $  8,506,455      $  9,342,440
   Interest and dividend income on investment securities               1,699,535         2,385,413         2,572,742
                                                                     -----------      ------------      ------------

       Total interest and dividend income                              8,527,192        10,891,868        11,915,182
                                                                     -----------      ------------      ------------

Interest expense:
   Interest on deposits                                                3,490,715         4,977,307         4,858,308
   Interest on borrowed funds                                          1,239,081         2,006,896         2,280,558
                                                                     -----------      ------------      ------------
       Total interest expense                                          4,729,796         6,984,203         7,138,866
                                                                     -----------      ------------      ------------

       Net interest income                                             3,797,396         3,907,665         4,776,316

Provision for loan losses (benefit)                                     (667,650)          857,688             5,572
                                                                     -----------      ------------      ------------

   Net interest income after provision for loan losses                 4,465,046         3,049,977         4,770,744
                                                                     -----------      ------------      ------------

Other income:
   Service charges and other fees                                        447,728           442,979           440,355
   Employee benefit trust and consulting fees                          1,172,628         1,128,996         1,087,884
   Gain on sale of loans                                                 611,971           393,875           312,024
   Gain (loss) on sales and calls of investment
      securities available-for-sale                                      236,414             4,267            (4,199)
   Gain (loss) on sale of premises and equipment                             162           (12,860)               --
   Insurance benefits in excess of related
      compensation costs                                                 186,727                --                --
   Equity in net loss of affiliates                                           --                --           (16,464)
   Other                                                                 377,824           353,797           279,903
                                                                     -----------      ------------      ------------

       Total other income                                              3,033,454         2,311,054         2,099,503
                                                                     -----------      ------------      ------------


                             (Continued)


See accompanying notes to consolidated financial statements.

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

                Consolidated Statements of Operations (Continued)
                  Years Ended September 30, 2002, 2001 and 2000


                                                 2 0 0 2        2 0 0 1          2 0 0 0
                                               ----------     -----------      ----------
Other expenses:
   Compensation and benefits                   $3,635,805     $ 3,118,111      $2,901,364
   Net occupancy expense                          358,244         344,899         348,875
   Furniture and fixtures                         459,314         487,760         441,026
   Data processing                                317,093         331,310         309,196
   Office supplies and expenses                   420,272         402,568         350,205
   Deposit insurance premiums                      85,610          64,460          77,649
   Legal expenses                                 404,203         161,752         253,000
   Other professional services                    286,068         126,083         135,760
   Goodwill amortization                           53,946          53,945          63,128
   Termination agreements                              --         560,000              --
   Other                                          386,176         374,491         419,176
                                               ----------     -----------      ----------

      Total other expenses                      6,406,731       6,025,379       5,299,379
                                               ----------     -----------      ----------

Income (loss) before income taxes               1,091,769        (664,348)      1,570,868

Income tax expense (benefit)                      420,964        (242,255)        609,376
                                               ----------     -----------      ----------

   Net income (loss)                           $  670,805     $  (422,093)     $  961,492
                                               ==========     ===========      ==========


Earnings (loss) per share:
   Basic                                       $     0.82     $     (0.47)     $     1.06
   Diluted                                     $     0.82     $     (0.46)     $     1.06


Weighted average shares outstanding:
   Basic                                          819,260         903,849         908,020
   Diluted                                        822,631         907,765         908,020


See accompanying notes to consolidated financial statements.

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

                 Consolidated Statements of Stockholders' Equity
                  Years Ended September 30, 2002, 2001 and 2000


                                                                                                         Deferred
                                                                                                       Compensation
                                                                                                         on Common
                                                                  Additional                              Stock
                                                   Common           Paid-in            Retained          Employee       Shares Held
                                                   Stock            Capital            Earnings        Benefit Plans      in Trust
                                                 ---------        -----------        -----------       -------------    -----------
Balance - September 30, 1999                     $   9,996        $ 9,851,981        $ 6,740,051        $(623,224)       $      --

Comprehensive Income:
  Net income                                            --                 --            961,492               --               --
  Change in net unrealized gain (loss) on
     available-for-sale securities, net of
     reclassification adjustments and tax
     effect                                             --                 --                 --               --               --


       Total comprehensive income


Release of unallocated ESOP shares                      --               (896)                --           63,990               --
Acquisition of ESOP shares                              --                 --                 --          (12,404)              --
Vesting of shares on Management
  Recognition Plans                                     --            (15,733)                --           69,411               --
Vesting of deferred compensation shares                 --                 --                 --           19,902               --
Acquisition of Treasury stock                           --                 --                 --               --               --
Cash dividends declared ($.60/share)                    --                 --           (515,299)              --               --
                                                 ---------        -----------        -----------        ---------        ---------

 Balance - September 30, 2000                        9,996          9,835,352          7,186,244         (482,325)              --
                                                 ---------        -----------        -----------        ---------        ---------

Comprehensive Income:
  Net income (loss)                                     --                 --           (422,093)              --               --
  Change in net unrealized gain (loss) on
   available-for-sale securities, net of
   reclassification adjustments and tax
   effect                                               --                 --                 --               --               --


     Total comprehensive income


Release of unallocated ESOP shares                      --              4,654                 --           63,760               --
Acquisition of ESOP shares                              --                 --                 --          (15,925)              --
Vesting of shares on Management
 Recognition Plans                                      --            (25,738)                --           31,146               --
Acquisition of Management Recognition
 Plan shares                                            --                 --                 --               --         (126,411)
Vesting of deferred compensation shares                 --                 --                 --           19,902               --
Acquisition of Treasury stock                           --                 --                 --               --               --
Cash dividends declared ($.60/share)                    --                 --           (514,213)              --               --
                                                 ---------        -----------        -----------        ---------        ---------

Balance - September 30, 2001                         9,996          9,814,268          6,249,938         (383,442)        (126,411)
                                                 ---------        -----------        -----------        ---------        ---------



                                                                          Accumulated
                                                                             Other
                                                                            Compre-
                                                                            hensive
                                                          Treasury          Income
                                                           Stock             (Loss)             Total
                                                        -----------       ------------      ------------
Balance - September 30, 1999                            $(1,129,738)       $(496,877)       $ 14,352,189
                                                                                            ------------
Comprehensive Income:
  Net income                                                     --               --             961,492
  Change in net unrealized gain (loss) on
     available-for-sale securities, net of
     reclassification adjustments and tax
     effect                                                      --           13,875              13,875
                                                                                            ------------

       Total comprehensive income                                                                975,367
                                                                                            ------------

Release of unallocated ESOP shares                               --               --              63,094
Acquisition of ESOP shares                                       --               --             (12,404)
Vesting of shares on Management
  Recognition Plans                                              --               --              53,678
Vesting of deferred compensation shares                          --               --              19,902
Acquisition of Treasury stock                               (11,043)              --             (11,043)
Cash dividends declared ($.60/share)                             --               --            (515,299)
                                                        -----------        ---------        ------------

 Balance - September 30, 2000                            (1,140,781)        (483,002)         14,925,484
                                                        -----------        ---------        ------------

Comprehensive Income:
  Net income (loss)                                              --               --            (422,093)
  Change in net unrealized gain (loss) on
   available-for-sale securities, net of
   reclassification adjustments and tax
   effect                                                        --          849,631             849,631
                                                                                            ------------

     Total comprehensive income                                                                  427,538
                                                                                            ------------

Release of unallocated ESOP shares                               --               --              68,414
Acquisition of ESOP shares                                       --               --             (15,925)
Vesting of shares on Management
 Recognition Plans                                               --               --               5,408
Acquisition of Management Recognition
 Plan shares                                                     --               --            (126,411)
Vesting of deferred compensation shares                          --               --              19,902
Acquisition of Treasury stock                              (507,658)              --            (507,658)
Cash dividends declared ($.60/share)                             --               --            (514,213)
                                                        -----------        ---------        ------------

Balance - September 30, 2001                             (1,648,439)         366,629          14,282,539
                                                        -----------        ---------        ------------


                      (Continued)

                            SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

           Consolidated Statements of Stockholders' Equity (Continued)
                  Years Ended September 30, 2002, 2001 and 2000



                                                                                                      Deferred
                                                                                                    Compensation
                                                                                                     on Common
                                                                Additional                             Stock
                                                  Common          Paid-in            Retained         Employee        Shares Held
                                                  Stock           Capital            Earnings       Benefit Plans      in Trust
                                                 --------       -----------        -----------      -------------      ---------
Balance - September 30, 2001                     $  9,996       $ 9,814,268        $ 6,249,938        $(383,442)       $(126,411)
                                                 --------       -----------        -----------        ---------        ---------

Comprehensive Income:
  Net income                                           --                --            670,805               --               --
  Change in net unrealized gain (loss) on              --                --                 --               --               --
     available-for-sale securities, net of             --                --                 --               --               --
     reclassification adjustments and tax              --                --                 --               --               --
     effect                                            --                --                 --               --               --


       Total comprehensive income


Release of unallocated ESOP shares                     --             5,419                 --           55,871               --
Acquisition of ESOP shares                             --                --                 --             (188)              --
Vesting of shares on Management
  Recognition Plans                                    --               (11)                --            3,047               --
Issue of Management Recognition
  Plan shares                                          --                --                 --          (19,250)          19,250
Vesting of deferred compensation shares                --                --                 --           19,902               --
Acquisition of Treasury stock                          --                --                 --               --               --
Cash dividends declared ($.60/share)                   --                --           (463,300)              --               --
                                                 --------       -----------        -----------        ---------        ---------

Balance - September 30, 2002                     $  9,996       $ 9,819,676        $ 6,457,443        $(324,060)       $(107,161)
                                                 ========       ===========        ===========        =========        =========

                                                                      Accumulated
                                                                         Other
                                                                       Compre-
                                                                       hensive
                                                     Treasury           Income
                                                       Stock            (Loss)            Total
                                                    -----------       -----------     ------------
Balance - September 30, 2001                        $(1,648,439)       $366,629       $ 14,282,539
                                                    -----------        --------       ------------

Comprehensive Income:
  Net income                                                 --                            670,805
  Change in net unrealized gain (loss) on                    --
     available-for-sale securities, net of                   --
     reclassification adjustments and tax                    --
     effect                                                  --          63,091             63,091
                                                                                      ------------

       Total comprehensive income                                                          733,896
                                                                                      ------------

Release of unallocated ESOP shares                           --              --             61,290
Acquisition of ESOP shares                                   --              --               (188)
Vesting of shares on Management
  Recognition Plans                                          --              --              3,036
Issue of Management Recognition
  Plan shares                                                --              --                 --
Vesting of deferred compensation shares                      --              --             19,902
Acquisition of Treasury stock                          (758,792)             --           (758,792)
Cash dividends declared ($.60/share)                         --              --           (463,300)
                                                    -----------        --------       ------------

Balance - September 30, 2002                        $(2,407,231)       $429,720       $ 13,878,383
                                                    ===========        ========       ============

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows
                  Years Ended September 30, 2002, 2001 and 2000

                                                                              2 0 0 2             2 0 0 1             2 0 0 0
                                                                           ------------        ------------        ------------
OPERATING ACTIVITIES
--------------------

Net income (loss)                                                          $    670,805        $   (422,093)       $    961,492

Adjustments to reconcile net income (loss) to
net cash provided by operating activities:
  Provision for loan losses (benefit)                                          (667,650)            857,688               5,572
  Depreciation and amortization                                                 406,184             419,254             422,789
  Equity in loss of unconsolidated affiliates                                        --                  --              16,464
  Proceeds from sales of loans                                               27,159,678          19,731,460          15,092,258
  Loans originated for sale                                                 (28,567,757)        (19,428,273)        (14,251,762)
  Gain on sale of loans                                                        (611,971)           (393,875)           (312,024)
  (Gain) loss on sale of premises and equipment                                    (162)             11,511                  --
  (Gain) loss on sale of foreclosed assets                                       41,566               7,437             (20,947)
  Compensation expense on ESOP and MRPs                                          84,228              82,681             136,674
  (Gain) loss on sale of investment securities available-for-sale              (236,414)             (4,267)              4,199
  Net amortization of premium on investment securities                           38,126              21,916              13,746
  (Increase) decrease in accrued interest receivable                            226,057             223,260            (165,456)
  (Increase) decrease in other assets                                        (1,105,037)           (247,340)            (73,068)
  Increase (decrease) in accrued interest payable                              (502,333)            (74,822)            268,989
  Increase (decrease) in accrued expenses and other liabilities                 535,771            (150,316)           (913,573)
                                                                           ------------        ------------        ------------

    Net cash provided (used) by operating activities                         (2,528,909)            634,221           1,185,353
                                                                           ------------        ------------        ------------

INVESTING ACTIVITIES
--------------------

Net change in interest-bearing deposits in other financial institutions          15,271             838,566            (743,391)
Proceeds from calls and maturities of investment
  securities held-to-maturity                                                        --                  --              28,783
Proceeds from calls and maturities of investment
  securities available-for-sale                                               3,559,206           1,754,784           1,550,119
Proceeds from sales of investment securities
  available-for-sale                                                         18,598,208           9,696,496           1,007,841
Purchase of investment securities available-for-sale                        (15,572,588)         (7,054,375)         (1,567,544)
Net (increase) decrease in loans                                              8,441,922           5,683,933          (2,453,697)
Proceeds from sale of premises and equipment                                     10,095              15,000                  --
Purchase of premises and equipment                                             (463,528)           (165,437)           (173,688)
Proceeds from sale of foreclosed real estate                                    512,628             586,944             820,638
                                                                           ------------        ------------        ------------

   Net cash provided (used) by investing activities                          15,101,214          11,355,911          (1,530,939)
                                                                           ------------        ------------        ------------

                                   (Continued)


See accompanying notes to consolidated financial statements.

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

                Consolidated Statements of Cash Flows (Continued)
                  Years Ended September 30, 2002, 2001 and 2000


                                                                          2 0 0 2             2 0 0 1             2 0 0 0
                                                                       ------------        ------------        ------------

FINANCING ACTIVITIES
--------------------
Net increase (decrease) in demand accounts and savings accounts        $  1,358,136        $   (771,750)       $ (4,818,176)
Net increase (decrease) in certificates of deposit                       (3,930,454)         (5,535,771)         (4,540,599)
Proceeds from borrowed funds                                             32,091,611          31,400,000          56,107,709
Repayment of borrowed funds                                             (38,639,000)        (34,684,068)        (46,022,709)
Cash dividends paid                                                        (463,300)           (514,213)           (515,299)
Acquisition of ESOP and MRP shares                                             (188)           (131,292)            (12,404)
Acquisition of treasury stock                                              (758,792)           (507,658)            (11,043)
(Increase) decrease in advances by borrowers
   for property taxes and insurance                                        (127,606)            107,511            (144,176)
                                                                       ------------        ------------        ------------

      Net cash provided (used) by financing activities                  (10,469,593)        (10,637,241)             43,303
                                                                       ------------        ------------        ------------

Increase (decrease) in cash and cash equivalents                          2,102,712           1,352,891            (302,283)

Cash and cash equivalents - beginning of year                             6,020,186           4,667,295           4,969,578
                                                                       ------------        ------------        ------------

Cash and cash equivalents - end of year                                $  8,122,898        $  6,020,186        $  4,667,295
                                                                       ============        ============        ============



Supplemental information on cash payments:
-----------------------------------------
  Interest paid                                                        $  5,232,129        $  7,059,025        $  6,869,877
                                                                       ============        ============        ============

  Income taxes paid                                                    $     31,857        $    360,107        $  1,418,194
                                                                       ============        ============        ============

Supplemental information on non-cash transactions:
-------------------------------------------------
  Change in net unrealized gain on investment
    securities available-for-sale, net of deferred taxes               $     63,091        $    849,631        $     13,875
                                                                       ============        ============        ============

  Real estate owned, obtained through foreclosure                      $    376,294        $    676,764        $    406,833
                                                                       ============        ============        ============

See accompanying notes to consolidated financial statements.

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

                   Notes To Consolidated Financial Statements


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of significant accounting policies of SouthFirst Bancshares, Inc. (the "Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for the integrity and objectivity of the financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

         Basis of Presentation - The accompanying consolidated financial statements include the accounts of SouthFirst Bancshares, Inc. (the Corporation) and its wholly-owned subsidiaries, First Federal of the South (the Bank) (a wholly-owned subsidiary of SouthFirst Bancshares, Inc.), Pension & Benefit Trust Company (a wholly-owned subsidiary of First Federal of the South, which is an employee benefits consulting company), SouthFirst Mortgage, Inc. (a wholly-owned subsidiary of First Federal of the South) and SouthFirst Financial Services, Inc. (a wholly-owned subsidiary of SouthFirst Bancshares, Inc.), collectively as the Company. All significant intercompany accounts and transactions have been eliminated in consolidation.

         Business - The Company provides a full range of banking services to individual and corporate customers in its primary market area of the cities of Sylacauga, Clanton, Talladega and Centreville in the state of Alabama, and provides lending services in Birmingham, Alabama. The Company is subject to competition from other financial institutions. The Company is subject to the regulations of certain federal agencies and undergoes periodic examinations by those regulatory authorities.

         Use of Estimates - The accounting principles and reporting policies of the Company, and the methods of applying these principles, conform with generally accepted accounting principles and with general practice within the savings and loan industry. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

         Material estimates that are particularly susceptible to significant change in the near-term relate to the determination of the allowance for loan losses. In connection with the determination of the allowance for loan losses, management obtains independent appraisals for properties collateralizing significant troubled loans.



                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Significant Group Concentrations of Credit Risk - A substantial portion of the Company's loans are secured by real estate in the Company's primary market area. Note 3 discusses the types of lending that the Company engages in. The Company does not have any significant concentration to any one industry or customer.

         Cash and Cash Equivalents - For purposes of presentation in the consolidated statements of cash flows, cash and cash equivalents include cash and balances due from other depository institutions.

         Interest-bearing Deposits in Other Financial Institutions - Interest-bearing deposits in other financial institutions mature within one year and are carried at cost.

         Investment Securities - The Company classifies its investments in one of the following three categories: (i) held-to-maturity securities,
         (ii) securities available for sale, and (iii) trading account securities. Investment securities held to maturity represent securities which management has the intent and ability to hold to maturity. These securities are reported at cost adjusted for amortization of premiums and accretion of discounts using the interest method. Investment securities available for sale represent securities which management may decide to sell prior to maturity for liquidity, tax planning or other valid business purposes. Available-for-sale securities are reported at fair value with any unrealized gains or losses excluded from earnings and reflected as a net amount in a separate component of stockholders' equity until realized. Trading account securities represent securities which management has purchased and is holding principally for the purpose of selling in the near term. Trading account securities are reported at fair value with any unrealized gains or losses included in earnings.

         Declines in fair value of investment securities (available for sale or held to maturity) that are considered other than temporary are charged to securities losses, reducing the carrying value of such securities. Gains or losses on the sale of investment securities are recorded on the trade date and are determined using the specific identification method and are shown separately in non-interest income in the consolidated statements of operations. No securities were classified as trading account securities as of September 30, 2002 or 2001.

         The stock of the Federal Home Loan Bank has no quoted fair value and no ready market exists. The investment in the stock is required of insured institutions that utilize the services of the Federal Home Loan Bank. The Federal Home Loan Bank will purchase the stock at its cost basis from the Company in the event the Company ceases to utilize the services of the Federal Home Loan Bank.


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Loans - The Company grants mortgage, commercial and consumer loans to customers. A substantial portion of the loan portfolio is represented by mortgage loans throughout the Company's primary market area. The ability of the Company's debtors to honor their contracts is dependent upon the real estate and general economic conditions in this area.

         Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off generally are reported at their outstanding unpaid principal balances adjusted for charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans. Interest income is accrued on the unpaid principal balance.

         The accrual of interest on mortgage and commercial loans is discontinued at the time the loan is 90 days delinquent unless the credit is well-secured and in process of collection. Credit card loans and other personal loans are typically charged off no later than 180 days past due. In all cases, loans are placed on nonaccrual or charged-off at an earlier date if collection of principal or interest is considered doubtful.

         All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

         Allowance for Loan Losses - The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

         The allowance for loan losses is evaluated on a regular basis by management and is based upon management's periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Company's allowances for loan losses and foreclosed real estate. Such agencies may require the Company to recognize additions to the allowances based on their judgments about information available to them at the time of their examination.

                                   (Continued)

                                                                              12
                          SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES


             Notes to Consolidated Financial Statements (Continued)


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for commercial and construction loans by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

         Loan Origination Fees, Premiums and Discounts on Loans, Mortgage-Backed Securities and Collateralized Mortgage Obligations - Loan origination fees and certain direct loan origination costs are deferred and recognized over the lives of the related loans as an adjustment of the loan yields using the interest method. Premiums or discounts on loans, mortgage-backed securities, and collateralized mortgage obligations are amortized over the estimated lives of the related mortgage loans, adjusted for prepayments, using a method approximating the interest method. Premiums and discounts on loans, mortgage-backed securities, and collateralized mortgage obligations were insignificant at September 30, 2002.

         Loans Held for Sale - Loans originated and intended for sale in the secondary market are carried at the lower of cost or estimated fair value in the aggregate. Net unrealized losses, if any, are recognized through a valuation allowance by charges to income. Gains or losses on loan sales are recognized at the time of sale and are determined by the difference between net sales proceeds and the carrying value of the loans sold.

         Foreclosed Assets - Assets acquired through, or in lieu of, loan foreclosure are held for sale and are initially recorded at fair value at the date of foreclosure, establishing a new cost basis. Subsequent to foreclosure, valuations are periodically performed by management and the assets are carried at the lower of carrying amount or fair value less cost to sell. Cost related to the development and improvement of property are capitalized, where as costs relating to the holding of the property are expensed.


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Banking Premises and Equipment - Land is carried at cost. Buildings and equipment are carried at cost, less accumulated depreciation computed on the straight-line method over the estimated useful lives of the assets.

         Income Taxes - The Company provides for income taxes based upon pretax income, adjusted for permanent differences between reported and taxable earnings. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date.

         Advertising - Advertising costs are charged to operations when incurred. Advertising expense was $59,431, $30,987 and $35,508 for the years ended September 30, 2002, 2001 and 2000, respectively.

         Earnings per Share - Basic earnings per share of common stock has been computed on the basis of the weighted-average number of shares of common stock outstanding. Fully diluted earnings per share reflects the potential dilution that could occur if the Company's outstanding options to acquire common stock were exercised. The exercise of these options accounts for the differences between basic and diluted weighted average shares outstanding. Options on 60,834 and 104,774 shares in 2002 and 2001, respectively, of common stock were not included in computed diluted earnings per share because their effects were antidilutive.

         Reclassification - Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported stockholders' equity or net income during the periods involved.

         Comprehensive Income - Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Although certain changes in assets and liabilities, such as unrealized gains and losses on available-for-sale securities, are reported as a separate component of the equity section of the balance sheet, such items, along with net income, are components of comprehensive income.


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         The components of other comprehensive income and related tax effects are as follows:

                                                                2 0 0 2        2 0 0 1       2 0 0 0
                                                               ---------     -----------     --------
         Unrealized holding gains on available-for-sale
         securities arising during the period                  $ 338,161     $ 1,374,640     $ 18,185

         Reclassification adjustment for losses (gains)
         realized in income                                     (236,414)         (4,267)       4,199
                                                               ---------     -----------     --------

         Net unrealized gains                                    101,747       1,370,373       22,384

         Tax effect                                              (38,656)       (520,742)      (8,509)
                                                               ---------     -----------     --------

         Net-of-tax amount                                     $  63,091     $   849,631     $ 13,875
                                                               =========     ===========     ========

         New Accounting Pronouncements - In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets, and SFAS No. 143, Accounting for Asset Retirement Obligations. SFAS No. 142 will require that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead an entity must perform an assessment of whether goodwill is impaired as of the date of adoption and test for impairment at least annually in accordance with the provisions of the Statement. The new standard will also require that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development, and/or the normal operation of a long-lived asset, except for certain obligations of lessees.

         In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets.

                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         SFAS Nos. 142, 143 and 144 are required to be adopted October 1, 2002. The Company does not anticipate that these statements will have a material impact on its financial position or results of operations.

         In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. This statement addresses financial accounting and reporting for costs associated with exit or disposal activities. The statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred and that such liability be measured initially at fair value, whereas prior guidance required the liability be recognized at the date of an entity's commitment to an exit plan. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged.

         In October 2002, the FASB issued SFAS No. 147, Acquisitions of Certain Financial Institutions. SFAS No. 147 provides guidance on the application of the purchase method to acquisitions of financial institutions. In addition, SFAS No. 147 amends SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer relationship intangible assets of financial institutions. SFAS No. 147 is effective for acquisitions for which the date of acquisition is on or after October 1, 2002.

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


2.       INVESTMENT SECURITIES

         Debt and equity securities have been classified in the consolidated statements of financial condition according to management's intent. The carrying amount of securities and their approximate fair value at September 30 were as follows:

                                                               Gross         Gross
                                                Amortized    Unrealized   Unrealized
                                                  Cost         Gains         Losses      Fair Value
                                               -----------    --------    -----------    -----------
         Available-for-Sale Securities
         -----------------------------

         September 30, 2002:
            U.S. Government agency             $ 9,507,187    $367,281    $     7,229    $ 9,867,239
            Collateral mortgage obligations
               (CMO's)                           5,140,557      11,474         36,746      5,115,285
            Mortgage-backed securities          11,239,597     439,574            138     11,679,033
            Corporate obligations                  100,000          --          1,918         98,082
            Other common stock                      87,610          --         79,210          8,400
                                               -----------    --------    -----------    -----------

                                               $26,074,951    $818,329    $   125,241    $26,768,039
                                               ===========    ========    ===========    ===========


         September 30, 2001:
            U.S. Government agency             $ 9,259,763    $332,304    $     2,106    $ 9,589,961
            Collateral mortgage obligations
               (CMO's)                          13,485,346      49,477         40,416     13,494,407
            Mortgage-backed securities           8,775,995     352,720          1,473      9,127,242
            Other common stock                     790,385          --         83,485        706,900
            Other equity securities                150,000          --         15,684        134,316
                                               -----------    --------    -----------    -----------

                                               $32,461,489    $734,501    $   143,164    $33,052,826
                                               ===========    ========    ===========    ===========



                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


2.       INVESTMENT SECURITIES (Continued)

         The Company sold securities available-for-sale for total proceeds of $18,598,208, $9,696,496 and $1,007,841, resulting in gross realized gains (losses) of $236,414, $4,267 and $(4,199) in 2002, 2001 and 2000,
         respectively.

         The scheduled maturities at September 30, 2002 of securities (other than equity securities) available-for-sale by contractual maturity are shown below. Expected maturities will differ from contractual maturities because the borrower may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                       Available-for-Sale
                                              ----------------------------------
                                              Amortized Cost        Fair Value
                                              --------------       -------------

             Due in one year or less           $     90,690         $     88,073
             Due from one to five years           2,023,237            2,068,591
             Due from five to ten years           4,679,349            4,824,208
             Due after ten years                 19,194,065           19,778,767
                                               ------------         ------------

                                               $ 25,987,341         $ 26,759,639
                                               ============         ============

         Investment securities available-for-sale with a carrying amount of approximately $4,736,000 and $5,009,000 at September 30, 2002 and 2001,
         respectively, were pledged to secure public deposits as required by law and for other purposes required or permitted by law.

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


3.       LOANS

         Loans consisted of the following at September 30, 2002 and 2001:

                                                                    2 0 0 2         2 0 0 1
                                                                  ------------    ------------
         Real estate mortgage loans:
            First mortgage loans:
               Single family residential                          $ 44,346,682    $ 51,082,708
               Multi-family and commercial real estate              13,489,827      14,205,090
            Second mortgage loans                                    9,665,096       7,592,494
            1-4 family construction loans                           21,698,381      25,378,016
            Savings account loans                                    1,190,189       1,144,123
            Installment loans                                        3,598,408       3,506,035
                                                                  ------------    ------------
                                                                    93,988,583     102,908,466
                                                                  ------------    ------------

         Deduct:
            Deferred loan fees                                         148,893         187,501
            Undisbursed portion of loans in process                        855           7,625
            Allowance for loan losses                                  854,013       1,577,952
                                                                  ------------    ------------
                                                                     1,003,761       1,773,078
                                                                  ------------    ------------

         Total loans receivable - net                             $ 92,984,822    $101,135,388
                                                                  ============    ============

Activity in the allowance for loan losses was as follows for the years ended September 30, 2002, 2001 and 2000:

                                                  2 0 0 2         2 0 0 1        2 0 0 0
                                                -----------     -----------     ---------

         Beginning balance                      $ 1,577,952     $   700,620     $ 851,915
         Provision (benefit) charged
            to income                              (667,650)        857,688         5,572
         Recovery of amounts charged
            off in prior years                       22,585          67,606        35,221
         Loans charged off                          (78,874)        (47,962)     (192,088)
                                                -----------     -----------     ---------

         Ending balance                         $   854,013     $ 1,577,952     $ 700,620
                                                ===========     ===========     =========


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


3.       LOANS (Continued)

         The following is a summary of information pertaining to impaired loans:

                                                                       September 30,
                                                              ------------------------------
                                                                2 0 0 2            2 0 0 1
                                                              ----------          ----------

         Impaired loans without a valuation allowance         $       --          $       --
         Impaired loans with a valuation allowance               873,633             647,720
                                                              ----------          ----------

            Total impaired loans                               $ 873,633           $ 647,720
                                                               =========           =========

         Valuation allowance related to impaired loans         $ 495,296           $ 647,720
                                                               =========           =========


                                                                   Years Ended September 30,
                                                               ---------------------------------
                                                                2 0 0 2     2 0 0 1     2 0 0 0
                                                               ---------   ---------   ---------

         Average investment in impaired loans                   $890,066    $53,939    $4,771
         Interest income recognized on impaired loans             65,022         --       373
         Interest income recognized on a cash
            basis on impaired loans                               61,994         --       373

         Interest on impaired loans is generally recorded on a "cash basis" and is included in earnings only when actually received in cash. No additional funds are committed to be advanced in connection with impaired loans.

         At September 30, 2002 and 2001, the total recorded investment in loans on non-accrual amounted to approximately $764,000 and $834,000, respectively, and the total recorded investment in loans past due ninety days or more and still accruing interest was $0 for each year.

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


4.       PREMISES AND EQUIPMENT

         Premises and equipment are summarized as follows at September 30, 2002 and 2001:

                                                           2 0 0 2        2 0 0 1
                                                          ----------    ----------

         Land                                             $1,848,059    $1,848,059
         Buildings and improvements                        3,303,397     3,261,683
         Furniture, fixtures and equipment                 1,204,508       961,905
         Automobiles                                         220,601       167,307
                                                          ----------    ----------
                                                           6,576,565     6,238,954
         Less: Accumulated depreciation                    1,709,330     1,473,076
                                                          ----------    ----------

         Premises and equipment, net                      $4,867,235    $4,765,878
                                                          ==========    ==========

         Depreciation expense charged to operations was $352,238, $365,309 and $359,661 in 2002, 2001 and 2000, respectively.


5.       ACCRUED INTEREST RECEIVABLE

         Accrued interest receivable consists of the following at September 30, 2002 and 2001:

                                                             2 0 0 2     2 0 0 1
                                                             --------    --------
         Loans                                               $462,797    $649,969
         Investment securities available-for-sale             271,371     310,256
                                                             --------    --------

            Total accrued interest receivable                $734,168    $960,225
                                                             ========    ========

6.       INVESTMENTS IN AFFILIATE

         In March 1995, the Company obtained a 50% ownership interest in Magnolia Title Services, Inc. (Magnolia) for an investment of $100,000. Magnolia provides title insurance and related services to various borrowers and lenders in the state of Alabama. The Company accounts for this investment under the equity method.

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


7.       LEASES

         The Company leases certain real estate and office equipment under operating leases expiring in various years through 2007. Minimum future rental payments under non-cancellable operating leases having remaining terms in excess of one year as of September 30, 2002 are as follows:

                           Year Ending
                          September 30,                   Amount
                          -------------                 ----------

                              2003                      $ 117,535
                              2004                        116,510
                              2005                         99,546
                              2006                         92,339
                              2007                         74,768
                                                        ---------

                              Total                     $ 500,698
                                                        =========

         Lease expense charged to operations was $101,768, $73,187 and $66,229 for the years ended September 30, 2002, 2001 and 2000, respectively.

         The Company is also the lessor of a portion of its office space under a lease expiring in 2007.

         Minimum future rentals to be received on non-cancelable leases as of September 30, 2002 for each of the next five years and in the aggregate are as follows:

                           Year Ending
                          September 30,                   Amount
                          -------------                 ----------

                              2003                      $  12,000
                              2004                         12,000
                              2005                         12,000
                              2006                         12,000
                              2007                         12,000
                           Thereafter                       3,000
                                                        ---------

                Total minimum future rentals            $  63,000
                                                        =========

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


8.       GOODWILL

         Goodwill represents the excess of the cost of companies acquired over the fair value of their net assets at date of acquisition and is being amortized on the straight line method over 15 years. Amortization expense charged to operations for 2002, 2001, and 2000 was $53,946, $53,945 and $63,128, respectively. Goodwill, net of accumulated amortization, is included in other assets on the statement of financial condition and amounted to $543,706 and $597,652 at September 30, 2002 and 2001, respectively (see Note 1 for treatment of goodwill in periods beginning October 1, 2002).

9.       DEPOSITS

         An analysis of deposit accounts at the end of the period is as follows at September 30, 2002 and 2001:

                                                                2 0 0 2             2 0 0 1
                                                             ------------        ------------
           Demand accounts:
              Non interest-bearing checking accounts         $  2,849,970        $  3,349,326
              Interest-bearing:
                 NOW accounts                                  10,295,914           9,490,474
                 Money market demand                              467,543             406,734
                                                             ------------        ------------
                     Total demand accounts                     13,613,427          13,246,534
           Statement savings accounts                          12,149,343          11,158,100
           Certificate accounts                                70,720,492          74,650,946
                                                             ------------        ------------

                 Total                                       $ 96,483,262        $ 99,055,580
                                                             ============        ============

         Certificate accounts greater than or equal to $100,000 were $18,473,485 and $18,867,029 at September 30, 2002 and 2001, respectively.

         Scheduled maturities of certificate accounts were as follows at September 30, 2002 and 2001:

                                                       2 0 0 2                 2 0 0 1
                                                    ------------            ------------

            Less than one year                      $ 50,152,894            $ 49,029,720
            One year to two years                      8,940,826              16,137,836
            Two years to three years                   7,592,988               2,219,300
            Three years to four years                  1,356,880               6,060,438
            Four years to five years                   2,676,904               1,203,652
                                                    ------------            ------------

                 Total                              $ 70,720,492            $ 74,650,946
                                                    ============            ============

                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


9.       DEPOSITS (Continued)

         Interest expense on deposits for the years ended September 30, 2002, 2001 and 2000 was as follows:

                                            2 0 0 2       2 0 0 1       2 0 0 0
                                          ----------    ----------    ----------

         Demand accounts                  $  143,538    $  161,731    $  178,910
         Statement savings accounts          179,579       216,553       240,270
         Certificate accounts              3,167,598     4,599,023     4,439,128
                                          ----------    ----------    ----------

              Total                       $3,490,715    $4,977,307    $4,858,308
                                          ==========    ==========    ==========

10.      BORROWED FUNDS

         Federal Home Loan Bank Advances The Company was liable to the Federal Home Loan Bank of Atlanta on the following advances at September 30, 2002 and 2001:

     Maturity Date           Callable Date          Type           Rate at 9/30            2 0 0 2              2 0 0 1
     -------------           -------------          ----           ------------            -------              -------

     May 2002                                     Adjustable           3.57%             $         --        $  1,660,000
     July 2002                                    Adjustable           3.31%                       --           3,000,000
     May 2003                                     Adjustable           1.96%                1,670,000           1,670,000
     July 2003                                    Adjustable           1.96%                2,000,000                  --
     April 2004                                   Adjustable           1.86%                4,000,000           4,000,000
     May 2005                                     Adjustable           2.08%                1,670,000           1,670,000
     August 2007                                  Adjustable           3.56%                       --           5,250,000
     March 2010              December 2002        Fixed Rate           5.88%                5,000,000           5,000,000
     November 2010           November 2002        Fixed Rate           5.43%                5,000,000           5,000,000
     January 2011            January 2006         Fixed Rate           5.30%                2,500,000           2,500,000
     January 2011            January 2003         Fixed Rate           4.65%                2,500,000           2,500,000
                                                                                         ------------        ------------

                                                                                         $ 24,340,000        $ 32,250,000
                                                                                         ============        ============

     Weighted average rate                                                                       4.09%               4.43%
                                                                                         ============        ============

                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


10.      BORROWED FUNDS (Continued)

         At September 30, 2002 and 2001, the advances were collateralized by first-mortgage residential loans with carrying values of approximately $42,042,000 and $51,261,000, respectively

         On April 15, 2002, First Federal was notified that the amount available under its credit line with the Federal Home Loan Bank of Atlanta had been changed from a variable amount, equal to 30% of total assets to a fixed amount of $22,000,000. The Federal Home Loan Bank of Atlanta has notified First Federal that it will not require First Federal's existing borrowings to be reduced to the new fixed amount prior to the existing advance maturities, but that it will require that any additional borrowing by First Federal (in excess of $22,000,000 in the aggregate) be approved through application by First Federal to the Federal Home Loan Bank of Atlanta's Credit Committee.

         Lines of Credit
         The Company also has lines of credit with commercial banks. A summary of these lines of credit at September 30, 2002 and 2001 is as follows:

                                                                                               Outstanding Balance
                                                                                                 at September 30,
                                                                                         -------------------------------
                                                                                           2 0 0 2            2 0 0 1
                                                                                           -------            -------

         $2,500,000 line of credit, due June 10, 2003, interest at prime (4.75% at
         September 30, 2002), secured by the Company's stock in its subsidiary,
         First Federal of the South                                                       $ 698,861        $        --


         $4,000,000 line of credit, due on demand, but no later than March 1,
         2002, interest at prime (6% at September 30, 2001), secured by the
         Company's stock in its subsidiary, First Federal of the South                           --          3,355,000
                                                                                          ---------        -----------
                                                                                          $ 698,861        $ 3,355,000
                                                                                          =========        ===========



                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


10.      BORROWED FUNDS (Continued)

         Securities Sold Under Agreements to Repurchase

         Securities sold under agreements to repurchase, which are classified as secured borrowings and are reflected at the amount of cash received in connection with the transaction. The Company may be required to provide additional collateral based on the fair value of the underlying securities. A summary of such agreements is as follows:

                                                                                   2 0 0 2
                                                                                   -------

       Agreement to repurchase on October 7, 2002, plus interest at 1.88%        $ 1,041,250
       Agreement to repurchase on October 21, 2002, plus interest at 1.90%         1,027,500
       Agreement to repurchase on October 24, 2002, plus interest at 1.84%         1,950,000
                                                                                 -----------

                                                                                 $ 4,018,750
                                                                                 ===========

         Securities underlying such borrowings had a carrying value of $5,020,440 at September 30, 2002.

         Total borrowed funds at September 30, 2002 have maturities (or call dates) in future years as follows:

                          Year Ending
                         September 30,                     Amount
                         -------------                  ------------

                             2003                       $ 20,887,611
                             2004                          4,000,000
                             2005                          1,670,000
                             2006                          2,500,000
                                                        ------------

                                                        $ 29,057,611
                                                        ============

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


11.      INCOME TAX EXPENSE

         Income tax expense (benefit) for the years ended September 30, 2002, 2001 and 2000 consists of the following:

                                    2 0 0 2        2 0 0 1        2 0 0 0
                                   ---------      ---------      ---------
           Federal:
              Current              $ 305,068      $  84,141      $ 419,552
              Deferred                87,242       (278,226)        66,547
                                   ---------      ---------      ---------
                                     392,310       (194,085)       486,099
                                   ---------      ---------      ---------

           State:
              Current                 22,239        (27,712)       118,384
              Deferred                 6,415        (20,458)         4,893
                                   ---------      ---------      ---------
                                      28,654        (48,170)       123,277
                                   ---------      ---------      ---------

           Total                   $ 420,964      $(242,255)     $ 609,376
                                   =========      =========      =========

         Income tax expense includes taxes related to investment security gains (losses) in the approximate amount of $90,000, $1,600 and $(1,600) in 2002, 2001 and 2000, respectively.

         The actual income tax expense differs from the "expected" income tax expense computed by applying the U.S. federal corporate income tax rate of 34% to income before income taxes as follows:

                                                                        2 0 0 2        2 0 0 1        2 0 0 0
                                                                       ---------      ---------      ---------

         Computed "expected" income tax expense                        $ 371,201      $(225,878)     $ 534,095
         Increase (reduction) in income tax resulting from:
            Compensation expense for ESOP                                (15,734)       (19,360)       (22,176)
            Management Recognition Plan                                      329             --            785
            State tax, net of federal income tax benefit                  12,937        (57,401)        99,915
            Other                                                         52,231         60,384         (3,243)
                                                                       ---------      ---------      ---------

                   Total                                               $ 420,964      $(242,255)     $ 609,376
                                                                       =========      =========      =========

         Effective tax rate                                                   39%            36%            39%
                                                                       =========      =========      =========


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


11.      INCOME TAX EXPENSE (Continued)

         The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at September 30, 2002 and 2001 are as follows:

                                                                                  2 0 0 2       2 0 0 1
                                                                                 ---------     ---------
         Deferred taxes:
            Foreclosed real estate gain                                          $  14,299     $      --
            Bad debts                                                              202,654       466,892
            Accrued salaries                                                        51,081        44,964
            Investment in equity of affiliate                                       89,425        89,425
            Deferred compensation                                                  108,028            --
                                                                                 ---------     ---------

                Total deferred tax assets                                          465,487       601,281
                                                                                 ---------     ---------

         Deferred tax liabilities:
            Management Recognition Plan                                              5,228            --
            FHLB stock                                                             237,138       237,138
            Depreciation                                                           221,346       219,222
            Prepaid expenses                                                        54,458        88,836
            Foreclosed real estate gain                                                 --         5,357
            Federal/state tax deduction on a cash basis                              6,844        13,435
            Other                                                                   39,949        43,112
            Unrealized gain on investment securities available-for-sale            263,364       224,709
                                                                                 ---------     ---------

               Total deferred tax liabilities                                      828,327       831,809
                                                                                 ---------     ---------

               Net deferred tax asset (liability)                                $(362,840)    $(230,528)
                                                                                 =========     =========


         There was no valuation allowance at September 30, 2002 or 2001.

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


12.      EMPLOYEE BENEFIT PLANS

         Employee Stock Ownership Plan - Effective October 1, 1994, the Bank established the SouthFirst Bancshares, Inc. Employee Stock Ownership Plan (ESOP). The ESOP is available to all employees who have met certain age and service requirements. Contributions to the plan are determined by the Board of Directors and may be in cash or in common stock. The Corporation loaned $664,000 to the trustee of the ESOP, who purchased, on behalf of the trust of the ESOP, 66,400 shares of the shares sold by the Corporation in the public offering.

         The common stock of the Corporation acquired for the ESOP is held as collateral for the loan and is released for allocation to the ESOP participants as principal payments are made on the loan. The Bank makes contributions to the ESOP in amounts sufficient to make loan interest and principal payments and may make additional discretionary contributions. Contributions, which include dividends on ESOP shares, of $74,488, $85,515 and $88,478 were made to the ESOP in 2002, 2001 and
         2000, respectively. During 2002 and 2001, the Trustee distributed cash of $57,723 and $15,925, respectively, in lieu of shares to retiring participants.

         The ESOP's loan is repayable in ten annual installments of principal and interest. The interest rate is adjusted annually and is equal to the prime rate on each October 1st, beginning with October 1, 1995, until the note is paid in full. Principal and interest for the years ended September 30, 2002, 2001 and 2000 were $74,488, $85,515 and
         $88,478, respectively. The interest rate and principal outstanding at September 30, 2002 were 4.75% and $68,408, respectively. These payments resulted in the commitment to release 5,587 shares in 2002, 6,376 shares in 2001 and 6,399 shares in 2000. The Company has recognized compensation expense, equal to the fair value of the committed-to-be released shares of $61,290, $68,413 and $63,094 in 2002, 2001 and 2000,
         respectively. Excluding committed-to-be released shares, suspense shares at September 30, 2002 and 2001 equaled 5,382 and 10,969, respectively. The fair value of the suspense shares at September 30, 2002 and 2001, was $64,584 and $123,950, respectively. These suspense shares are excluded from weighted average shares in determining earnings per share.

         Stock-based Compensation Plan - During 1995, the Company adopted a Stock Option and Incentive Plan for directors and key employees of the Company. The exercise price cannot be less than the market price on the grant date and number of shares available for options cannot exceed 83,000. Stock appreciation rights may also be granted under the plan. During 1998, the Company adopted the 1998 Stock Option & Incentive Plan for directors and key employees of the Company. Under the 1998 plan, options to acquire 63,361 shares had been granted. The term of the options range from seven to ten years and they vest equally over periods from three to five years.


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


12.      EMPLOYEE BENEFIT PLANS (Continued)

         Following is a summary of the status of the 1995 and 1998 plans:

                                                            1995 Plan                          1998 Plan
                                                  -------------------------           ----------------------
                                                                  Weighted                          Weighted
                                                                   Average                           Average
                                                    Number         Exercise            Number       Exercise
                                                  of Shares         Price             of Shares      Price
                                                  ---------       ---------           ---------     ---------
         Outstanding at  September 30, 1999         68,890         $ 14.00              65,001      $ 15.75
         Forfeited                                 (12,450)          14.00             (16,667)       15.75
                                                  --------                            --------

         Outstanding at  September 30, 2000         56,440           14.00              48,334        15.75
         Granted                                    14,110            9.75              19,177         9.75
                                                  --------                            --------

         Outstanding at  September 30, 2001         70,550           13.15              67,511        14.05
         Granted                                     9,000            9.92                  --          .00
         Forfeited                                 (34,239)          13.05             (20,423)       14.86
                                                  --------                            --------

         Outstanding at  September 30, 2002         45,311           12.59              47,088        13.69
                                                  ========                            ========

         Information pertaining to options outstanding at September 30, 2002 is as follows:

                                                         Options Outstanding                   Options Exercisable
                                                   -----------------------------           ---------------------------
                                                      Weighted
                                                      Average           Weighted                              Weighted
                                                     Remaining          Average                                Average
                                     Number         Contractual         Exercise               Number         Exercise
          Exercise Price           Outstanding          Life             Price              Exercisable        Price
          --------------           -----------      -----------         --------            -----------       --------
             $ 9.75                   22,565         5.40 years                                7,520
             $ 9.92                    9,000         9.75 years                                    -
             $14.00                   29,880         3.00 years                               29,880
             $15.75                   30,954         5.30 years                               24,763
                                     -------                                                 -------
        Outstanding at end
             of year                  92,399         5.00 years          $13.15               62,163            $14.68
                                     =======                                                 =======


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


12.      EMPLOYEE BENEFIT PLANS (Continued)

         The Company applies APB Opinion 25 and related interpretations in accounting for its stock option plans. Accordingly, no compensation cost has been recognized for the plans in 2002, 2001 or 2000. Had compensation cost been determined on the basis of fair value pursuant to SFAS No. 123, net income and earnings per share would have been adjusted to the pro forma amounts indicated below:

                                                          2 0 0 2        2 0 0 1           2 0 0 0
                                                         ---------      ----------        ----------
          Net income (loss):
             As reported                                 $ 670,805      $ (422,093)       $ 961,492
             Pro forma                                     659,986        (437,924)         948,247

          Basic earnings (loss) per share:
             As reported                                       .82           (0.47)            1.06
             Pro forma                                         .79           (0.47)            1.06

          Fully diluted earnings (loss) per share:
             As reported                                       .82           (0.46)            1.06
             Pro forma                                         .79           (0.47)            1.06

         Because the SFAS No. 123 method of accounting has not been applied to options granted prior to October 1, 1995, the resulting pro forma compensation costs may not be representative of that to be expected in future years.

         The fair value of each option grant is estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

                                         2 0 0 2       2 0 0 1       2 0 0 0
                                         -------       -------       -------

       Dividend yield                     5.20%         5.01%         3.81%
       Expected life                     8 years       8 years        9 years
       Expected volatility                8.72%         8.71%         8.63%
       Risk-free interest rate            5.39%         5.50%         5.77%


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


12.      EMPLOYEE BENEFIT PLANS (Continued)

         Management Recognition Plan - On November 15, 1995, the Company issued 33,200 shares of common stock (Initial Shares) to key employees under the terms of the Company's Management Recognition Plans (MRP's). These shareholders receive dividends on the shares and have voting rights. However, the sale or transferability of the shares is subject to the vesting requirements of the plan. These vesting requirements provide for the removal of the transferability restrictions upon the performance of employment services. The restrictions were fully removed in November 2000. Participants who terminate employment prior to satisfying the vesting requirements must forfeit the unvested shares and the accumulated dividends on the forfeited shares. The Company has recorded compensation expense equal to the fair value of the portion of vested shares attributable to 2002, 2001 and 2000. In addition, the dividends paid on unvested shares are also reflected as compensation expense. Total compensation expense attributable to the MRP's in 2002, 2001 and 2000 was $3,036, $5,407 and $42,635, respectively.

         During the year ended September 30, 2001, the Company's MRP purchased an additional 11,525 shares of common stock at an aggregate price of $126,411. Shares held in trust related to the MRP are shown as a reduction of stockholders' equity in the accompanying consolidated statements of financial condition. As these shares are granted to employees, an amount equal to the award is reclassified from shares held in trust to unearned compensation. Of these shares, 1,750 were issued to key employees during the year ended September 30, 2002.

         401(k) Plan - The Company also has a 401(k) plan that covers all employees who meet minimum age and service requirements. The plan provides for elective employee salary deferrals and discretionary company matching contributions. Company matching contributions were $52,540, $34,107 and $0 in 2002, 2001 and 2000, respectively.

         Deferred Compensation Agreements - The Company has entered into deferred compensation agreements with two of its senior officers and one former officer, pursuant to which each will receive from the Company certain retirement benefits at age 65. Such benefits will be payable for 15 years to each officer or, in the event of death, to such officer's respective beneficiary. A portion of the retirement benefits will accrue each year until age 65 or, if sooner, until termination of employment. The annual benefits under these arrangements range from approximately $24,000 to $45,000.

         The retirement benefits available under the deferred compensation agreements are unfunded. However, the Bank has purchased life insurance policies on the lives of these officers that will be available to the Company and the Bank to provide, both, for retirement benefits and for key man insurance. The costs of these arrangements was $42,758, $70,713 and $73,758 in 2002, 2001 and 2000, respectively.

                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


12.      EMPLOYEE BENEFIT PLANS (Continued)

         In addition to the deferred compensation arrangements discussed above, the Company entered into arrangements with two officers in April 1997, under which the Company issued a total of 21,135 shares of common stock to these officers. The shares vest ratably over the 15 year term of their employment contracts. The Company has recognized compensation expense equal to the fair value of the vested shares of $19,902 in 2002, 2001 and 2000.

         Directors' Retirement Agreements - The Bank has also entered into supplemental retirement agreements with its directors. The agreements provide for certain benefits payable to the directors based on the earnings of certain life insurance policies in excess of the Bank's cost of funds, as defined under the agreements. The cost of these agreements was $18,646 in 2002.

13.      RELATED PARTY TRANSACTIONS

         In the normal course of business, loans are made to officers and directors of the Company. These loans are made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with others. Total loans outstanding to these persons at September 30, 2002 and 2001 amounted to $815,507 and $1,025,719, respectively. The change from 2001 to 2002 reflects payments of $422,212 and advances of $212,000.

         Deposits from related parties held by the Bank at September 30, 2002 and 2001 amounted to $123,850 and $192,774, respectively.

14.      COMMITMENTS AND CONTINGENCIES

         Off Balance Sheet Items - At September 30, 2002, the Bank had outstanding loan commitments of approximately $12,503,000 including $4,404,000 in undisbursed construction loans in process, $4,456,000 in unused lines and letters of credit, $3,612,000 in commitments to originate mortgage loans consisting primarily of 30-day commitments, and $31,000 in undisbursed participation loan commitments. Commitments to originate conventional mortgage loans consisted of fixed rate mortgages for which interest rates had not been established, all having terms ranging from 15 to 30 years.

         These financial instruments are not reflected on the accompanying statements of financial condition, but do expose the Company to credit risk. The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of these instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on balance-sheet instruments.

                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


14.      COMMITMENTS AND CONTINGENCIES (Continued)

         These commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

         Litigation - During the fiscal year ended September 30, 2001, the Company agreed to settle certain legal actions with a former director and officer. The terms of the settlement agreement, which were reduced to writing and executed as of December 11, 2001, provided for a payment to the former director and officer of $570,000. In exchange for the payment, the Company received 13,856 shares of its common stock, which were owned by the former director and officer and at the time of the agreement had a market value of approximately $160,000. Such stock has been accounted for as Treasury stock by the Company. The excess of the payment ($410,000) is included in the statement of operations under "other expenses" as part of the termination agreements in the fiscal year ended September 30, 2001.

         The Company is involved in various legal actions arising in the normal course of business. In the opinion of management, based upon consultation with legal counsel, the ultimate resolution of all proceedings will not have a material adverse effect upon the financial position or operations of the Company.

         Employment Agreements - The Company has employment agreements with certain senior officers. The agreements provide for certain salaries and benefits for a 24-month period. The agreements further provide that if the employee is terminated without cause they will receive payments equal to the amount of salary and benefits remaining under the term of contract with a minimum amount of 12 months salary and benefits. The agreements also provide that if employment is terminated by the Company in connection with or within 24 months after any change in control of the Company, each employee shall be paid approximately three times their salary.

         During 2001, the Company's President and Chairman of the Board of Directors resigned and was paid $150,000 plus certain other expenses for a release of all of the claims against the Company, including any claims under his employment agreement. The payment is included in the statement of operations as part of termination agreements. Additionally, the Company purchased 44,942 shares of the former President's stock in the Company at a market price of approximately $519,000, which was treated as treasury stock.


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


14.      COMMITMENTS AND CONTINGENCIES (Continued)

         Significant Group Concentrations of Credit Risk - The Company maintains cash balances at several financial institutions. Cash balances at each institution are insured by the Federal Deposit Insurance Corporation (the "FDIC") up to $100,000. At various times throughout the year cash balances held at these institutions will exceed federally insured limits. Management monitors such accounts and does not consider that such excess exposes the Company to any significant risk.

         Supervisory Agreement - On March 22, 2002, First Federal entered into a supervisory agreement (the "Supervisory Agreement") with the Office of Thrift Supervision (the "OTS"). The Supervisory Agreement formalizes the current understanding of both First Federal and the OTS of the actions that First Federal and its board of directors must undertake to comply with the requirements of the OTS. Among other things, First Federal's board of directors must develop, adopt and implement certain policies and procedures to ensure appropriate monitoring of First Federal's internal audit and control functions, management, asset quality, and transactions with affiliates and insiders. Additionally, the OTS revoked the expanded, loans-to-one-borrower lending authority originally granted by the OTS on July 26, 1994.


15.      RETAINED EARNINGS AND REGULATORY CAPITAL

         The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

         Quantitative measures established by regulations to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital to risk-weighted assets, and of Tier I capital to average assets. Management believes, as of September 30, 2002, that the Bank meets all capital adequacy requirements and meets the requirements to be classified as "well capitalized."

                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


15.      RETAINED EARNINGS AND REGULATORY CAPITAL (Continued)


                                                                          For Capital
                                                  Actual                Adequacy Purposes            Well Capitalized
                                            Amount       Ratio         Amount        Ratio          Amount       Ratio
                                         ------------   -------     ------------    -------     -------------   --------
       As of September 30, 2002:
       ------------------------
         Total risk-based capital
            (to risk weighted assets)    $ 13,977,000    15.91%     >$ 7,028,000    >8.00%      >$ 8,785,000    >10.00%
                                                                    -               -           -               -
         Tier I capital
            (to risk weighted assets)      13,616,000    15.50%     >  3,514,000    >4.00%      >  5,271,000    > 6.00%
                                                                    -               -           -               -
         Tier I capital (to adjusted
             total assets)                 13,616,000     9.69%     >  5,621,000    >4.00%      >  7,026,000    > 5.00%
                                                                    -               -           -               -
         Tangible equity (to
            adjusted total assets)         13,616,000     9.69%     >  2,810,000    >2.00%
                                                                    -               -
         Tangible capital (to
            adjusted total assets)         13,616,000     9.69%     >  2,108,000    >1.50%
                                                                    -               -

       As of September 30, 2001:
       ------------------------
         Total risk-based capital
            (to risk weighted assets)    $ 15,410,000    16.68%     >$ 7,391,000    >8.00%       >$ 9,238,000   >10.00%
                                                                    -               -            -              -
         Tier I capital
            (to risk weighted assets)      13,904,000    15.05%     >  3,695,000    >4.00%       >  5,543,000   > 6.00%
                                                                    -               -            -              -
         Tier I capital (adjusted
            total assets)                  13,904,000     9.30%     >  5,977,000    >4.00%       >  7,472,000   > 5.00%
                                                                    -               -            -              -
         Tangible equity (to
            adjusted total assets)         14,884,000     9.96%     >  2,989,000    >2.00%
                                                                    -               -
         Tangible capital (to
            adjusted total assets)         14,884,000     9.96%     >  2,241,000    >1.50%
                                                                    -               -


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


15.      RETAINED EARNINGS AND REGULATORY CAPITAL (Continued)

         Savings institutions with more than a "normal" level of interest rate risk are required to maintain additional total capital. A savings institution with a greater than normal interest rate risk is required to deduct specified amounts from total capital, for purposes of determining its compliance with risk-based capital requirements. Management believes that the Bank was in compliance with capital standards at September 30, 2002 and 2001.

         Retained earnings at September 30, 2002 and 2001, include approximately $2,400,000 for which no provision for income tax has been made. This amount represents allocations of income to bad debt deductions for tax computation purposes. If, in the future, this portion of retained earnings is used for any purpose other than to absorb tax bad debt losses, income taxes may be imposed at the then applicable rates. Retained earnings is also restricted at September 30, 2002, as a result of the liquidation account established upon conversion to a stock company. No dividends may be paid to stockholders if such dividends would reduce the net worth of the Bank below the amount required by the liquidation account.

16.      SHAREHOLDERS' RIGHTS PLAN

         In December 1997, the Company adopted a Stock Purchase Rights Plan that provides rights to holders of the Company's common stock to receive common stock rights under certain circumstances. The rights will become exercisable ten days after a person or group acquires 15% or more of the company's shares. If, after the rights become exercisable, the Company becomes involved in a merger, each right then outstanding (other than those held by the 15% holder) would entitle its holder to buy common stock of the Company worth twice the exercise price of each right. The rights expire in November 2007.

17.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The fair value of a financial instrument is the current amount that would be exchanged between willing parties, other than in a forced liquidation. Fair value is best determined based upon quoted market prices. However, in many instances, there are no quoted market prices for the Company's various financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument. Further assets that are not financial instruments are not included in the following tables. Accordingly, the aggregate fair value amounts presented may not necessarily represent the underlying fair value of the Company.

                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


17.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

         Cash and Cash Equivalents - Fair value equals the carrying value of such assets due to their nature.

         Interest-bearing Deposits in Other Financial Institutions - Fair value equals the carrying value of such assets due to their nature.

         Investment Securities and Accrued Interest Receivable - The fair value of investments is based on quoted market prices. The carrying amount of related accrued interest receivable approximates its fair value.

         Loans Receivable - The fair value of loans is calculated using discounted cash flows. The discount rate used to determine the present value of the loan portfolio is an estimated market discount rate that reflects the credit and interest rate risk inherent in the loan portfolio. The estimated maturity is based on the Company's historical experience with repayments adjusted to estimate the effect of current market conditions. The carrying amount of related accrued interest receivable approximates its fair value.

         Deposits - Fair values for certificates of deposit have been determined using discounted cash flows. The discount rate used is based on estimated market rates for deposits of similar remaining maturities. The carrying amount of all other deposits, due to their short-term nature, approximate their fair values. The carrying amount of related accrued interest payable approximates its fair value.

         Borrowed Funds - Fair value for the fixed-rate borrowings has been determined using discounted cash flows. The discount rate used is based on estimated current rates for advances with similar maturities. The carrying amount of the variable rate borrowings, due to the short repricing periods, approximate their fair value.


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


17.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)


                                                              2 0 0 2                                2 0 0 1
                                                   ------------------------------         -----------------------------
                                                     Carrying         Estimated             Carrying         Estimated
                                                      Amount          Fair Value             Amount          Fair Value
                                                   -----------        -----------         ------------      ------------
       Financial assets:
          Cash and cash equivalents                $ 8,122,898        $ 8,122,898         $  6,020,186      $  6,020,186
          Interest-bearing deposits                    883,262            883,262              898,533           898,533
          Investments securities                    26,768,039         26,768,039           33,052,826        33,052,826
          Loans receivable - net                    92,984,822         94,492,837          101,135,388       104,611,041
          Accrued interest receivable                  734,168            734,168              960,225           960,225

       Financial liabilities:
          Deposits                                  96,483,262         97,575,765           99,055,580       100,646,325
          Borrowed funds                            29,057,611         29,057,611           35,605,000        35,605,000
          Accrued interest payable                     825,850            825,850            1,328,183         1,328,183

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


18.      PARENT COMPANY

         The condensed financial information for SouthFirst Bancshares, Inc. (Parent Company) is presented below:

                                 Parent Company
                            Condensed Balance Sheets
                           September 30, 2002 and 2001


                                                                                             2 0 0 2          2 0 0 1
                                                                                          ------------     ------------
         ASSETS
         ------

         Cash and cash equivalents                                                        $     88,942     $     12,895
         Investment securities available for sale                                                8,400          706,900
         Investment in financial institution subsidiary                                     13,826,833       14,136,870
         Investment in other subsidiaries                                                      779,216          746,591
         Other assets                                                                           98,903        2,038,941
                                                                                          ------------     ------------

            Total Assets                                                                  $ 14,802,294     $ 17,642,197
                                                                                          ============     ============

         LIABILITIES AND STOCKHOLDERS' EQUITY
         ------------------------------------

         Liabilities:
           Borrowed funds                                                                 $    698,861     $  3,355,000
           Other liabilities                                                                   225,050            4,658
                                                                                          ------------     ------------
            Total liabilities                                                                  923,911        3,359,658
                                                                                          ------------     ------------
         Stockholders' equity:
            Common stock, $ .01 par value, 2,000,000 shares authorized;
             989,868 shares issued and 800,911 shares outstanding in 2002;
             988,118 shares issued and 861,130 shares outstanding in 2001                        9,996            9,996
           Additional paid-in capital                                                        9,819,676        9,814,268
           Treasury stock                                                                   (2,407,231)      (1,648,439)
           Deferred compensation on common stock employee benefit plans                       (324,060)        (383,442)
           Shares held in trust                                                               (107,161)        (126,411)
           Retained earnings                                                                 6,457,443        6,249,938
           Accumulated other comprehensive income                                              429,720          366,629
                                                                                          ------------     ------------
            Total stockholders' equity                                                      13,878,383       14,282,539
                                                                                          ------------     ------------

            Total Liabilities and Stockholders' Equity                                    $ 14,802,294     $ 17,642,197
                                                                                          ============     ============


                                      (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


18.      PARENT COMPANY (Continued)

                                 Parent Company
                       Condensed Statements of Operations
                  Years Ended September 30, 2002, 2001 and 2000
                  ---------------------------------------------

                                                                            2 0 0 2         2 0 0 1         2 0 0 0
                                                                          -----------     -----------     -----------

         Cash dividends from financial institution subsidiary             $ 1,100,000     $   771,990     $        --
         Interest and dividend income                                          31,785          37,268          59,266
         Gain on sale of investment securities available-for-sale              47,553              --              --
                                                                          -----------     -----------     -----------

             Total income                                                   1,179,338         809,258          59,266
                                                                          -----------     -----------     -----------

         Expenses:
            Interest on borrowed funds                                        130,208         248,860         199,603
            Equity in loss of affiliates                                           --              --          16,464
            Compensation and benefits                                          44,585              --           7,500
            Management fee                                                     30,000          30,000          90,000
            Other                                                              13,800         215,550         176,530
                                                                          -----------     -----------     -----------

                                                                              218,593         494,410         490,097
                                                                          -----------     -----------     -----------

         Income (loss) before income taxes                                    960,745         314,848        (430,831)

         Income tax benefit                                                    47,913         163,682         153,685
                                                                          -----------     -----------     -----------

         Income (loss) before equity in undistributed
            earnings of subsidiaries                                        1,008,658         478,530        (277,146)
                                                                          -----------     -----------     -----------

         Equity in undistributed earnings of subsidiaries
          (dividends in excess of earnings):
             Financial institution                                           (364,604)     (1,009,045)      1,098,874
             Other                                                             26,751         108,422         139,764
                                                                          -----------     -----------     -----------

                                                                             (337,853)       (900,623)      1,238,638
                                                                          -----------     -----------     -----------

         Net income (loss)                                                $   670,805     $  (422,093)    $   961,492
                                                                          ===========     ===========     ===========

                              (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


18.      PARENT COMPANY (Continued)

                                 Parent Company
                       Condensed Statements of Cash Flows
                  Years Ended September 30, 2002, 2001 and 2000
                  ---------------------------------------------


                                                                              2 0 0 2         2 0 0 1         2 0 0 0
                                                                            -----------     -----------     -----------
         Operating Activities:
            Net income (loss)                                               $   670,805     $  (422,093)    $   961,492
            Adjustments to reconcile net income (loss) to
            cash from operating activities:
               Equity in undistributed earnings of subsidiaries                 337,853         900,623      (1,238,638)
               Compensation expense on ESOP and MRP                              84,228          82,681         136,674
               Gain on sale of investment securities
                  available-for-sale                                            (47,553)             --              --
               Equity in losses of unconsolidated affiliates                         --              --          16,464
               (Increase) decrease in other assets                            1,940,038        (255,850)        671,633
               Increase (decrease) in other liabilities                         220,392         (71,684)       (454,324)
                                                                            -----------     -----------     -----------
                  Net cash provided by operating activities                   3,205,763         233,677          93,301
                                                                            -----------     -----------     -----------

         Investing Activities:
            Investment in subsidiaries, net of dividends received                (2,937)         11,562         (27,535)
            Proceeds from sales of investment securities
               available-for-sale                                               751,640              --              --
            Purchase of investment securities available-for-sale                     --              --        (220,000)
                                                                            -----------     -----------     -----------
               Net cash provided (used) by investing activities                 748,703          11,562        (247,535)
                                                                            -----------     -----------     -----------

         Financing Activities:
            Acquisition of ESOP and MRP shares                                     (188)       (131,292)        (12,404)
            Proceeds from borrowed funds                                      2,563,861       1,150,000       3,000,000
            Repayment on borrowed funds                                      (5,220,000)       (800,000)     (1,775,000)
            Cash dividends paid                                                (463,300)       (514,213)       (515,299)
            Acquisition of treasury stock                                      (758,792)       (507,658)        (11,043)
                                                                            -----------     -----------     -----------
               Net cash provided (used) by financing activities              (3,878,419)       (803,163)        686,254
                                                                            -----------     -----------     -----------

         Net increase (decrease) in cash and cash equivalents                    76,047        (557,924)        532,020

         Cash and cash equivalents - beginning of year                           12,895         570,819          38,799
                                                                            -----------     -----------     -----------

         Cash and cash equivalents - end of year                            $    88,942     $    12,895     $   570,819
                                                                            ===========     ===========     ===========

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


19.      SELECTED QUARTERLY INFORMATION (UNAUDITED)

                                                                              Year Ended September 30, 2002
                                                               -------------------------------------------------------------
                                                                                    Three Months Ended
                                                               -------------------------------------------------------------
                                                               September 30,      June 30,        March 31,     December 31,
                                                               -------------    -----------     -----------     -----------
         Interest and dividend income                           $ 2,070,784     $ 2,064,712     $ 2,070,312     $ 2,321,384
         Interest expense                                         1,038,538       1,109,179       1,186,713       1,395,366
                                                                -----------     -----------     -----------     -----------

         Net interest income                                      1,032,246         955,533         883,599         926,018
         Provision for loan losses                                 (304,384)       (388,362)         25,096              --
                                                                -----------     -----------     -----------     -----------

         Net interest income after provision for loan losses      1,336,630       1,343,895         858,503         926,018
         Non-interest income                                        871,224         627,447         913,495         621,288
         Non-interest expenses                                   (1,768,265)     (1,746,893)     (1,503,240)     (1,388,333)
                                                                -----------     -----------     -----------     -----------

         Income before taxes                                        439,589         224,449         268,758         158,973
         Provision for income taxes                                 172,612          80,971         104,404          62,977
                                                                -----------     -----------     -----------     -----------

         Net income                                             $   266,977     $   143,478     $   164,354     $    95,996
                                                                ===========     ===========     ===========     ===========

         Earnings (loss) per share:
             Basic                                              $      0.33     $      0.18     $      0.20     $      0.11
             Diluted                                            $      0.33     $      0.18     $      0.20     $      0.11

         Dividends per share                                    $      0.15     $      0.15     $      0.15     $      0.15


                                                                              Year Ended September 30, 2001
                                                               -------------------------------------------------------------
                                                                                    Three Months Ended
                                                               -------------------------------------------------------------
                                                               September 30,      June 30,        March 31,     December 31,
                                                               -------------    -----------     -----------     -----------
         Interest and dividend income                           $ 2,487,697     $ 2,604,783     $ 2,809,843     $ 2,989,545
         Interest expense                                         1,548,182       1,694,726       1,820,343       1,920,952
                                                                -----------     -----------     -----------     -----------

         Net interest income                                        939,515         910,057         989,500       1,068,593
         Provision for loan losses                                  907,688              --         (50,000)             --
                                                                -----------     -----------     -----------     -----------

         Net interest income after provision for loan losses         31,827         910,057       1,039,500       1,068,593
         Non-interest income                                        565,233         615,153         564,296         566,372
         Non-interest expenses                                   (1,965,693)     (1,364,791)     (1,351,447)     (1,343,448)
                                                                -----------     -----------     -----------     -----------

         Income (loss) before taxes                              (1,368,633)        160,419         252,349         291,517
         Provision for income taxes                                (517,570)         63,513          98,461         113,341
                                                                -----------     -----------     -----------     -----------

         Net income (loss)                                      $  (851,063)    $    96,906     $   153,888     $   178,176
                                                                ===========     ===========     ===========     ===========

         Earnings (loss) per share:
             Basic                                              $     (0.95)    $      0.11     $      0.17     $      0.20
             Diluted                                            $     (0.94)    $      0.11     $      0.17     $      0.20

         Dividends per share                                    $      0.15     $      0.15     $      0.15     $      0.15

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


20.      BUSINESS SEGMENT INFORMATION

         The Company organizes its business units into two reportable segments: traditional banking activities and employee benefits consulting. The banking segment provides a full range of banking services within its primary market areas of central Alabama. The employee benefits consulting firm operates primarily in the Montgomery, Alabama area.

         The segments' accounting policies are the same as those described in the summary of significant accounting policies. The Company's reportable business segments are strategic business units that offer different products and services. Each segment is managed separately because each unit is subject to different marketing and regulatory environments.

         The following table presents financial information for each reportable segment:

                                                                            September 30, 2002
                                                                ---------------------------------------------
                                                                                   Employee
                                                                    Banking        Benefits
                                                                  Activities      Consulting        Total
                                                                -------------     ----------    -------------
         Interest and dividend income                           $   8,476,404     $   50,788    $   8,527,192
         Interest expenses                                          4,729,796             --        4,729,796
                                                                -------------     ----------    -------------

         Net interest income                                        3,746,608         50,788        3,797,396
         Provision for loan losses (benefit)                         (667,650)            --         (667,650)
                                                                -------------     ----------    -------------

         Net interest income after provision for loan losses        4,414,258         50,788        4,465,046
         Other income                                               1,858,705      1,174,749        3,033,454
         Other expenses                                             5,224,580      1,182,151        6,406,731
                                                                -------------     ----------    -------------

         Income before income taxes                                 1,048,383         43,386        1,091,769
         Income taxes                                                 404,329         16,635          420,964
                                                                -------------     ----------    -------------

         Net income                                             $     644,054     $   26,751    $     670,805
                                                                =============     ==========    =============

         Depreciation and amortization included
            in other expenses                                   $     313,669     $   92,515    $     406,184
                                                                =============     ==========    =============

         Total assets at year-end                               $ 140,547,478     $2,257,518    $ 142,804,996
                                                                =============     ==========    =============


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


20.      BUSINESS SEGMENT INFORMATION (Continued)


                                                                             September 30, 2001
                                                                -----------------------------------------------
                                                                                   Employee
                                                                    Banking        Benefits
                                                                  Activities      Consulting          Total
                                                                -------------     -----------     -------------
         Interest and dividend income                           $  10,856,911     $    34,957     $  10,891,868
         Interest expenses                                          6,984,203              --         6,984,203
                                                                -------------     -----------     -------------

         Net interest income                                        3,872,708          34,957         3,907,665
         Provision for loan losses                                    857,688              --           857,688
                                                                -------------     -----------     -------------

         Net interest income after provision for loan losses        3,015,020          34,957         3,049,977
         Other income                                               1,170,022       1,141,032         2,311,054
         Other expenses                                            (5,024,611)     (1,000,768)       (6,025,379)
                                                                -------------     -----------     -------------

         Income (loss) before income taxes                           (839,569)        175,221          (664,348)
         Income taxes                                                (309,054)         66,799          (242,255)
                                                                -------------     -----------     -------------

         Net income (loss)                                      $    (530,515)    $   108,422     $    (422,093)
                                                                =============     ===========     =============

         Depreciation and amortization included
            in other expenses                                   $     331,973     $    87,281     $     419,254
                                                                =============     ===========     =============

         Total assets at year-end                               $ 150,261,418     $ 1,682,379     $ 151,943,797
                                                                =============     ===========     =============


                                   (Continued)

                           SOUTHFIRST BANCSHARES, INC.
                                AND SUBSIDIARIES

             Notes to Consolidated Financial Statements (Continued)


20.      BUSINESS SEGMENT INFORMATION (Continued)

                                                                                 September 30, 2000
                                                                  ---------------------------------------------------
                                                                                       Employee
                                                                    Banking            Benefits
                                                                   Activities         Consulting            Total
                                                                  -------------       -----------       -------------
         Interest and dividend income                             $  11,877,806       $    37,376       $  11,915,182
         Interest expenses                                            7,138,866                --           7,138,866
                                                                  -------------       -----------       -------------

         Net interest income                                          4,738,940            37,376           4,776,316
         Provision for loan losses                                        5,572                --               5,572
                                                                  -------------       -----------       -------------

         Net interest income after provision for loan losses
                                                                      4,733,368            37,376           4,770,744
         Other income                                                   999,490         1,100,013           2,099,503
         Other expenses                                              (4,387,703)         (911,676)         (5,299,379)
                                                                  -------------       -----------       -------------

         Income before income taxes                                   1,345,155           225,713           1,570,868
         Income taxes                                                   523,427            85,949             609,376
                                                                  -------------       -----------       -------------

         Net income                                               $     821,728       $   139,764       $     961,492
                                                                  =============       ===========       =============

         Depreciation and amortization included
            in other expenses                                     $     350,042       $    72,747       $     422,789
                                                                  =============       ===========       =============

         Total assets at year-end                                 $ 160,208,295       $ 1,709,831       $ 161,918,126
                                                                  =============       ===========       =============


         Following are reconciliations (where applicable) to corresponding totals in the accompanying consolidated financial statements.

                                                                     2 0 0 2             2 0 0 1           2 0 0 0
                                                                  -------------       ------------      -------------
         ASSETS
         ------
         Total assets for reportable segments                     $ 142,804,996       $151,943,797      $ 161,918,126
         Elimination of intercompany receivables                     (1,190,152)          (749,582)          (892,492)
                                                                  -------------       ------------      -------------

         Consolidated assets                                      $ 141,614,844       $151,194,215      $ 161,025,634
                                                                  =============       ============      =============